Q2 2026 Earnings Report August 6, 2026 | Nasdaq: COLL Healthier people. Stronger communities.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, projected financial performance, including expected revenue and adjusted EBITDA; statements related to the anticipated benefits of the acquisition of AZSTARYS, including its impact on Collegium’s ADHD portfolio and commercial strategy; statements related to current and future market opportunities for our products and our assumptions related thereto and other statements that are not historic facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: our ability to realize the anticipated benefits of the AZSTARYS acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs or the acquisition of unknown liabilities; future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenues, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements and contingencies that are subject to recovery from adjusted EBITDA, as well as any applicable income items, credit adjustments, or recoveries due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition-related expenses as these expenses would not have otherwise been incurred in the periods presented as part of our continuing operations and their exclusion is useful to investors because it enhances comparability of operating performance across periods. Acquisition- related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, legal defense expenses for specific acquired claims that relate to acts that occurred prior to our acquisition, and miscellaneous other acquisition-related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; • we exclude executive transition expenses from adjusted EBITDA as the amount and/or frequency of these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2026 guidance for adjusted EBITDA to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expenses, and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors. 2

Business Overview and Commercial Update Vikram Karnani President & Chief Executive Officer

4 Building a Leading, Diversified Biopharmaceutical Company 1. This financial data represents the midpoint of 2026 financial guidance ranges provided by Collegium in its press release on Form 8-K filed with the SEC on August 6, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. Healthier people. Stronger communities. $458M 2026 Adjusted EBITDA1,2 $840M 2026 Product Sales1 2 Current focus areas: ADHD & Pain BY THE NUMBERS DIFFERENTIATED MEDICINES 4

Recent Business Highlights1 1. Unless otherwise noted, this financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 6, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. Accelerated Commercial Momentum Pain Portfolio Strategically Deployed Capital to Expand and Diversify Portfolio 2.1x net debt to adjusted EBITDA as of June 30, 20262 Product Revenues, Net Completed acquisition of AZSTARYS and successfully integrated into ADHD portfolio $188M $200M Q2'25 Q2'26 +41% YoY growth in Q2’26 net revenue $140.9 million in Q2’26 net revenue Achieved Top-and Bottom-line Growth +6% Adjusted EBITDA2 $105M $114M Q2'25 Q2'26 +8% 5 ADHD Portfolio $12.9 million in net revenue in partial quarter of sales to Collegium

Drive further growth for ADHD Portfolio 6 Strategic Priorities to Drive Value Creation  Grows revenue  Extends longevity  Increases profitability  Generates robust cash flows  Diversifies portfolio  Strengthens balance sheet VALUE CREATION 2026 Strategic Priorities Maximize the durability of the Pain Portfolio Strategically deploy capital • Business development • Debt repayment • Share repurchases 6

Product Differentiation and Strong Brand Fundamentals Drive JORNAY PM Utilization1 1. ATU (Awareness, Trial, & Usage) Market Research Study, completed Q1 2026. #1 highest rated branded ADHD medicine in terms of product differentiation ~70% of surveyed HCPs plan to increase prescribing (highest among all other branded ADHD medicines) >70% of HCPs will honor a patient/caregiver request to try JORNAY PM ~67% unaided recall of JORNAY PM, a significant improvement from Q2’25 #1 highest rated company in terms of reputation in ADHD 7

Fastest Growing Stimulant for Treatment of ADHD Q2'25 Q2'26 GROWTH IN QUARTERLY PRESCRIPTIONS1 +13.1% 185K 210K Q2'25 Q2'26 STRONG AND GROWING PRESCRIBER BASE2 +17.6% 26K 30K+ MARKET SHARE IN BRANDED LONG-ACTING METHYLPHENIDATE MARKET1 Q2'25 Q2'26 23% 29% +5.8 Percentage Points 1. IQVIA NPA through June 2026. 2. IQVIA Xponent through June 2026. Graph represents approximate quarterly prescriber counts rounded to thousands whereas growth rate is calculated based on the unrounded approximate quarterly prescriber counts. 8

AZSTARYS is Well Positioned for Future Growth and is a Highly Complementary Addition to Our ADHD Portfolio 1. ATU (Awareness, Trial, & Usage) Market Research Study, completed Q1 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2 • First and only ADHD treatment with both fast and long-acting medicines in one capsule • Treatment option for patients in need of rapid onset of efficacy and duration throughout the day • Viewed as highly differentiated and highly favorable amongst HCPs1 9 $65-75 million in revenue expected between May 12 and December 31, 2026 • IP protection through 2037 • Enables significant cost synergies • Immediately accretive to adjusted EBITDA2 with greater impact expected in 2027+

2026 Priorities: Driving Further Growth for ADHD Portfolio • Increase awareness and adoption with expanded set of prescribers • Raise caregiver and patient awareness to drive HCP request • Increase depth of prescribing with targeted physicians • Successfully integrate AZSTARYS into portfolio • Accelerate growth trajectory by leveraging established commercial infrastructure and expertise • Evaluate opportunities to drive operational efficiencies Maintain broad patient access 10

11 Well Positioned to Maximize Durability of Responsible Pain Management Portfolio 1. This financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 6, 2026. 2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. #1 highest rated branded ER opioid in terms of product differentiation and favorability 74% of surveyed target HCPs plan to increase prescribing STRONG BRAND FUNDAMENTALS2 #1 highest rated ER oxycodone in terms of product differentiation and favorability 48% of surveyed target HCPs plan to increase prescribing SUCCESSFUL COMMERCIAL EXECUTION1 $45.0M Q2’26 revenue $57.7M Q2’26 revenue 11

Financial Highlights Colleen Tupper Executive Vice President & Chief Financial Officer

Q2’26 Financial Highlights1 13 1. This financial data was provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 6, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. Product Revenues, Net $188M $200M Q2'25 Q2'26 +6% Adjusted Operating Expenses2 $62M $67M Q2'25 Q2'26 Adjusted EBITDA2 $105M $114M Q2'25 Q2'26 +8% +8% 13

2025 Actuals Prior 2026 Guidance Range Updated 2026 Guidance Range2 YoY Change3 Product Revenues, Net $781M $865 – 895M $825 – 855M +8% JORNAY PM Revenue, Net $149M $190 - 200M $190 - 200M +31% AZSTARYS Revenue, Net N/A4 $60 – 70M $65 – 75M N/A Adjusted EBITDA1 $460M $475 – 500M $445 – 470M Flat 2026 Financial Guidance – Updated August 6, 2026 1. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2. This financial data was provided by Collegium in its press release on Form 8-K filed with the SEC on August 6, 2026. 3. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on August 6, 2026, and Annual Report on Form 10-K filed with the SEC on February 26, 2026. The estimated year- over-year change represents the mid-point of 2026 financial guidance ranges compared to 2025 financial results. 4. Acquired by Collegium in May 2026 14

Disciplined Capital Deployment

EXPAND PORTFOLIO THROUGH BUSINESS DEVELOPMENT

- **2024 acquisition of Ironshore added lead growth driver, JORNAY PM**, new sales force in **neuropsychiatry & pediatrics**, and **new platform for growth** in ADHD
- **2026 acquisition of AZSTARYS** adds **complementary ADHD medicine** expected to **leverage established commercial infrastructure**, and further **expand & diversify portfolio**

DISCIPLINED DEBT MANAGEMENT

- **Successfully closed $980M** syndicated credit facility in December 2025, improving interest rate & debt terms, providing flexibility for potential business development opportunities
- **2.1x** net debt to adjusted EBITDA as of June 30, 2026[1,2]

OPPORTUNISTICALLY LEVERAGE SHARE REPURCHASE PROGRAM[3]

- **Returned $222M** of value to shareholders since 2021
- **$150M** share repurchase program authorized by Board through December 2026

Collegium. PHARMACEUTICAL

1. Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2
2. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its press release on Form 8-K and Quarterly Report on Form 10-Q filed with the SEC on August 6, 2026.
3. This financial data was provided by Collegium in its Annual Reports on Form 10-K filed with the SEC on February 22, 2024, February 27, 2025, and February 26, 2026.

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Closing Remarks Vikram Karnani President & Chief Executive Officer

Creating Value for Shareholders 17 2026 STRATEGIC PRIORITIES VALUE CREATION 1. Drive further growth for the ADHD Franchise 2. Maximize the durability of the Pain Portfolio 3. Strategically deploy capital • Business Development • Debt repayment • Share repurchases Grow Revenues Extend longevity Increase profitability Generate robust cash flows Diversify portfolio Strengthen balance sheet 17

18 Healthier people. Stronger communities. A leading biopharmaceutical company focused on improving the lives of people living with serious and often misunderstood conditions 18

Non-GAAP Reconciliations

Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands, unaudited) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 GAAP net (loss) income $ (15,051) $ 11,983 $ (555) $ 14,400 Adjustments: Interest expense 19,519 20,463 35,381 41,253 Interest income (2,289) (2,383) (5,995) (4,608) Provision for income taxes 1,519 5,042 5,763 5,747 Depreciation 1,812 1,135 2,275 2,226 Amortization 62,953 55,473 118,426 110,946 Stock-based compensation 14,484 10,818 25,364 22,342 Recognition of step-up basis in inventory 5,417 1,954 5,417 5,431 Executive transition expense 1,393 — 1,393 1,397 Acquisition-related expenses 24,086 935 30,261 2,224 Gain on fair value remeasurement of contingent consideration — (358) — (1,144) Total adjustments $ 128,894 $ 93,079 $ 218,285 $ 185,814 Adjusted EBITDA $ 113,843 $ 105,062 $ 217,730 $ 200,214

Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands, unaudited) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 GAAP operating expenses $ 106,594 $ 73,279 $ 192,944 $ 148,916 Adjustments: Stock-based compensation 14,484 10,818 25,364 22,342 Executive transition expense 1,393 — 1,393 1,397 Acquisition-related expenses 24,086 935 30,261 2,224 Gain on fair value remeasurement of contingent consideration — (358) — (1,144) Total adjustments $ 39,963 $ 11,395 $ 57,018 $ 24,819 Adjusted operating expenses $ 66,631 $ 61,884 $ 135,926 $ 124,097

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts, unaudited) (1) The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended June 30, 2026 and 2025 were 22.9% and 25.7%, respectively; and the blended federal and state statutory rate for the six months ended June 30, 2026 and 2025 were 23.6% and 25.8%, respectively. As such, the non-GAAP effective tax rates for the three months ended June 30, 2026 and 2025 were 17.3% and 25.5%, respectively; and the non-GAAP effective tax rates for the six months ended June 30, 2026 and 2025 were 20.6% and 25.4%, respectively. (2) Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense is added-back to non-GAAP adjusted net income. For the three and six months ended June 30, 2026 and 2025, adjusted weighted-average shares – diluted includes 6,606,305 shares attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 GAAP net (loss) income $ (15,051) $ 11,983 $ (555) $ 14,400 Adjustments: Non-cash interest expense 1,082 1,355 1,901 2,722 Amortization 62,953 55,473 118,426 110,946 Stock-based compensation 14,484 10,818 25,364 22,342 Recognition of step-up basis in inventory 5,417 1,954 5,417 5,431 Executive transition expense 1,393 — 1,393 1,397 Acquisition-related expenses 24,086 935 30,261 2,224 Gain on fair value remeasurement of contingent id i — (358) — (1,144) Income tax effect of above adjustments (1) (18,959) (17,871) (37,588) (36,608) Total adjustments $ 90,456 $ 52,306 $ 145,174 $ 107,310 Non-GAAP adjusted net income $ 75,405 $ 64,289 $ 144,619 $ 121,710 Adjusted weighted-average shares — diluted (2) 39,935,892 39,075,703 40,076,322 39,283,297 Adjusted earnings per share (2) $ 1.92 $ 1.68 $ 3.67 $ 3.16